EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Ivy School, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-QSB of the Company for the year ended September 30, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2007                         /s/ Jian Xue
                                                 -----------------------
                                                 Jian Xue
                                                 Chief Financial Officer